UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of Earliest Event Reported): June 6, 2013

SAPIENT CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-28074	04-3130648
(Commission File Number)	(IRS Employer Identification No.)

131 Dartmouth Street, Boston, MA	02116
(Address of Principal Executive Offices)	(Zip Code)

(617) 621-0200

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 6, 2013, the Board of Directors of Sapient Corporation (the “Company”) reappointed Joseph S. Tibbetts, Jr., the Company’s Senior Vice President, Chief Financial Officer and Treasurer, as Chief Accounting Officer. Prior to Mr. Tibbetts’ reappointment, the role of Chief Accounting Officer was fulfilled by Karl Stubelis, the Company’s Vice President – Finance and former Corporate Controller, who will be assuming other responsibilities in the Company.

Mr. Tibbetts, who is 60 years old, has served as Chief Financial Officer since joining the Company in October 2006, and began serving as the Company’s Treasurer in December 2012. He also served as the Company’s Chief Accounting Officer from 2009 to 2012 and as Managing Director – SapientNitro Asia Pacific from 2010 to 2012. Prior to the Company, Mr. Tibbetts was the Chief Financial Officer of Novell, Inc. from 2003 to 2006 and prior to that he held a variety of senior financial management positions at Charles River Ventures, Lightbridge, Inc., and SeaChange International, Inc. Mr. Tibbetts was also formerly a partner with Price Waterhouse LLP (now PricewaterhouseCoopers LLP). There are no family relationships between Mr. Tibbetts and any other officers or any of the directors of the Company. Additionally, no change was made in Mr. Tibbetts’ compensation in connection with his reappointment as Chief Accounting Officer.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The following is a brief description of, and voting results for, each matter voted on by the Company’s stockholders at the 2013 Annual Meeting of Stockholders, which was held on June 6, 2013:

Proposal One – Election of Directors

Each of the Company’s nine director nominees were elected to serve on the Company’s Board of Directors until its 2014 Annual Meeting of Stockholders, as follows:

Director	For	Withheld	Abstain	Broker Non-Votes
James M. Benson	125,881,554	2,294,036	69,764	6,862,883
Hermann Buerger	126,041,436	2,134,154	69,764	6,862,883
Jerry A. Greenberg	126,766,533	1,410,303	68,518	6,862,883
Alan J. Herrick	125,831,212	2,006,853	407,289	6,862,883
J. Stuart Moore	127,229,189	705,858	310,307	6,862,883
Robert L. Rosen	124,690,602	3,485,072	69,680	6,862,883
Eva M. Sage-Gavin	127,586,842	616,857	41,655	6,862,883
Ashok Shah	126,175,689	2,000,789	68,876	6,862,883
Vijay Singal	126,612,593	1,563,885	68,876	6,862,883

Proposal Two – Appointment of Independent Registered Public Accounting Firm

The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2013 was ratified, as follows:

For	Against	Abstained	Broker Non-Votes
128,602,154	6,212,274	293,809	N/A

Proposal Three – Stockholder Advisory Vote on Executive Compensation:

The Company’s stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers. The voting results are as follows:

For	Against	Abstained	Broker Non-Votes
98,884,154	25,457,728	3,903,472	6,862,883

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2013	SAPIENT CORPORATION (Registrant)

/s/ Joseph A. LaSala, Jr.
Joseph A. LaSala, Jr.
Senior Vice President, General Counsel and
Secretary